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                                BIOGEN IDEC INC.
                                  SUBSIDIARIES

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ENTITY                                                  INCORPORATED
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

DOMESTIC
Biogen Idec MA Inc.                                     MA
Biogen Idec U.S. Corporation                            MA
Biogen Idec U.S. Limited Partnership                    MA
Biogen Idec Holding I Inc.                              DE
Biogen Idec Holding II Inc.                             DE
The Biogen Idec Foundation Inc.                         MA
Biogen Idec (RTP) Realty LLC                            DE
Biogen Idec Realty Corporation                          MA
Biogen Idec Realty Limited Partnership                  MA
Biogen Idec U.S. West Corporation                       DE
Biogen Idec U.S. Pacific Corporation                    DE
Biogen Idec Nobel Research Center, LLC                  DE
Biogen Idec Trade Services Building, LLC                DE
Biogen Idec Manufacturing Operations, LLC               DE


FOREIGN
Biogen Idec Canada Inc.                                 Delaware
Biogen Idec Austria GmbH                                Austria
Biogen Idec Belgium SA/NV                               Belgium
Biogen Idec B.V.                                        The Netherlands
Biogen Idec International B.V.                          The Netherlands
Biogen Idec (Denmark) A/S                               Denmark
Biogen Idec (Denmark) Manufacturing ApS                 Denmark
Biogen Idec Finland Oy                                  Finland
Biogen Idec S.A.S.                                      France
Biogen Idec GmbH                                        Germany
Biogen Idec Iberia, SL                                  Spain
Biogen Idec Limited                                     UK
Biogen Idec Norway AS                                   Norway
Biogen Idec Portugal - Sociedade Farmaceutica,          Portugal
Unipessoal, Lda
BiogenIdec Sweden AB                                    Sweden
Biogen Idec International GmbH                          Switzerland
Biogen-Dompe Srl                                        Italy
Biogen-Dompe AG                                         Switzerland
Biogen Idec Australia Pty Ltd                           Australia
Biogen Idec Japan Ltd.                                  Japan
Biogen Idec (Bermuda) Investments Limited               Bermuda
Biogen Idec (Bermuda) Investments II Limited            Bermuda
Biotech Manufacturing C.V                               Netherlands
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